UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) September 29, 2004

                              Avatar Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-7616                             23-1739078
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       (Commission File Number)          (IRS Employer Identification No.)

          201 Alhambra Circle
         Coral Gables, Florida                                          33134
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (305) 442-7000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      (d) On September 29, 2004, the Board of Directors of Avatar Holdings Inc. voted to increase the size of the Board to eleven members, and Joshua Nash was elected as a director and as Chairman of the Board. Joshua Nash succeeds Jack Nash as Chairman of the Board; Jack Nash will remain a director of Avatar. As Chairman of the Board, Joshua Nash will also serve as a member of the Executive Committee of the Board.

      As Chairman of the Board, Joshua Nash will not receive any compensation, aside from director fees. Jack Nash, Joshua Nash's father, received $100,000 per annum for service as Avatar's Chairman of the Board.

      Avatar issued a press release on September 30, 2004, regarding the election of Mr. Joshua Nash as a new director. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits.

99.1  Press Release dated September 30, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AVATAR HOLDINGS INC.

Date: September 30, 2004                    By: /s/ Juanita I. Kerrigan
                                                --------------------------------
                                            Name:   Juanita I. Kerrigan
                                            Title:  Vice President and Secretary


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

                                  EXHIBIT INDEX

Exhibit No.                     Description

99.1              Press Release dated September 30, 2004.


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